SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 25, 2002

NETMANAGE, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-22158	77-0252226
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10725 NORTH DE ANZA BOULEVARD, CUPERTINO, CALIFORNIA	95014
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (408) 973-7171

N/A
(Former name or former address, if changed since last report)

ITEM 5. Other Events

     On November 25, 2002, we filed a press release announcing that we recently received a letter from The Nasdaq Stock Market, Inc., confirming that the Nasdaq Listing Qualifications Panel has agreed to continue the listing of the Company’s securities on the Nasdaq National Market provided that the Company files its Form 10-K for the fiscal year ending December 31, 2002 with the Securities and Exchange Commission and with Nasdaq by February 28, 2003. NetManage must also comply with all other continued listing requirements of The Nasdaq National Market to maintain its listing. A copy of the press release is attached hereto as an Exhibit and is incorporated herein in its entirety by reference.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements and pro forma financial information
NONE

(b)	Exhibit	Description

	99.1	Press Release of NetManage, Inc. dated November 25, 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETMANAGE, INC.

By:	/s/ Michael R. Peckham

Michael R. Peckham
Senior Vice President and Chief Financial Officer

Date:   November 25, 2002

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press Release of NetManage, Inc. dated November 25, 2002